Exhibit 99.2

Q1 2018 Conference Call Veeco Instruments Inc. May 7, 2018

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Introduction John Peeler

20¢ Non-GAAP EPS $159M Revenue Q1 2018 Highlights Profit better than consensus and exceeded guided range Maintained solid backlog of $331M Strong revenue growth Ultratech integration – On Track $155M Bookings Q1 Results Note: A reconciliation of GAAP to Non-GAAP financial measures may be found in Back-up & Reconciliation Tables $11M Non-GAAP Op Income 2018 is off to a great start

CFO Financial Review Sam Maheshwari

Q1 2018 Revenue by End Market and Geography Strong shipments to China Revenue concentration in LED Lighting, Display & Compound Semi reflects strong 2018 opening MOCVD backlog Mix by End Market Mix by Geography 17% Advanced Packaging, MEMS & RF Filters 20% Scientific & Industrial 57% LED Lighting, Display & Compound Semi $159M 28% Rest of World 47% China 10% EMEA 15% United States 6% Front-End Semi ROW includes Photonics, RF Device and Advanced Packaging revenue in Taiwan, Korea and Japan Note: Amounts may not calculate precisely due to rounding

Non-GAAP GAAP P&L Highlights Note: Amounts may not calculate precisely due to rounding. Prior period results have been recast to reflect the retrospective adoption of ASC 606. A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables $ millions (except per share amounts) Q4 17 Q1 18 Q4 17 Q1 18 Revenue $139.7 $158.6 $139.7 $158.6 Gross Profit 55.4 56.7 56.5 57.8 Gross Margin 39.6% 35.7% 40.5% 36.5% R&D 24.3 24.3 23.3 23.4 SG&A & Other 28.5 26.2 25.6 23.2 Operating Income/(Loss) (15.0) (11.4) 7.5 11.3 Net Income/(Loss) (8.5) (15.8) 6.2 9.2 Earnings/(Loss) Per Share ($0.18) ($0.34) $0.13 $0.20 Solid revenue growth Sequential gross margin decline due to product mix. Expect improvement in 2nd half.

DSO (days) 62 61 DOI 130 118 DPO 54 52 $ millions Q4 17 Q1 18 Cash & Short-Term Investments 328 311 Accounts Receivable 99 108 Inventories 120 131 Accounts Payable 50 58 Long-Term Debt 276 278 Cash Flow from Operations 19 (12) Balance Sheet Highlights Note: Amounts may not calculate precisely due to rounding Working capital investment as we prepare for higher volume in Q2

Q2 2018 Guidance Revenue $145M–$170M $145M–$170M Gross Margin 33%–35% 33%–35% Net Income (Loss) ($21M)–($12M) $1M–$10M Earnings Per Share ($0.45)–($0.26) $0.01–$0.20 Non-GAAP Operating Income $2M–$11M Non-GAAP GAAP Note: A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables

Business Update & Outlook

Advanced Packaging, MEMS & RF Filters Reflects new customers or application penetrations 2016 FOWLP – Fan Out Wafer Level Packaging ADAS – Advanced Driver Assisted Systems GPU – Graphical Processing Unit Applicable Technologies: MOCVD Lithography Wet Etch/Clean Laser Anneal Ion Beam MBE 3D Inspection ALD Ample Growth Drivers Big data analytics Autonomous vehicles (ADAS) 5G RF Cryptocurrency mining (GPUs) Capacity is Being Added Etching for MEMS applications Lithography – FOWLP & Cu Pillar

Recent Wins in Photonics and Power Photonics market: 25% CAGR to $1.5B by 2022 EXALOS – Superluminescent LEDs for medical imaging, optical sensing and other applications Power market: 80% CAGR to $500M by 2022 ON Semiconductor – High voltage power management for automotive and other applications LED Lighting, Display & Compound Semi VCSEL – Vertical Cavity Surface-Emitting Laser Applicable Technologies: MOCVD Lithography Wet Etch/Clean Laser Anneal Ion Beam MBE 3D Inspection ALD Continue to Win Business in China Booked additional EPIK® 868 business R&D Focused on Growth Markets Photonics (VCSEL) GaN power devices

Front-End Semi 3D Wafer Inspection Repeat order for multiple SuperfastTM systems for 3D NAND application Continuing high level of interest and engagement across customers STT-MRAM Partnership with leading semiconductor capital equipment manufacturer DTOR at leading memory manufacturer Applicable Technologies: MOCVD Lithography Wet Etch/Clean Laser Anneal Ion Beam MBE 3D Inspection ALD STT-MRAM – Spin-Transfer Torque Magnetic Random Access Memory DTOR – Development Tool of Record

Scientific & Industrial Applicable Technologies: MOCVD Lithography Wet Etch/Clean Laser Anneal Ion Beam MBE 3D Inspection ALD Continued Momentum in Optical Coatings Robust Q1 bookings Broad-based market demand including industrial lasers, medical imaging & material processing Compound Semiconductor Innovation Award GENxcelTM R&D MBE system Enabling leading edge research in compound semiconductor/photonics

2018 Priorities Update On track to achieve our 2018 priorities Ultratech Integration ERP Go-Live New Product Innovation Underway in MOCVD, Lithography, Wet Etch, Optical, EUV Delivering Growth – Diversifying Company Significant revenue growth and solid bookings Operating Leverage Solid Q1 results

Q&A

Back Up & Reconciliation Tables

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation Note: Amounts may not calculate precisely due to rounding. Prior period results have been recast to reflect the retrospective adoption of ASC 606. In millions Q4 17 Q1 18 Net Sales $139.7 $158.6 GAAP Gross Profit 55.4 56.7 GAAP Gross Margin 39.6% 35.7% Add: Release of inventory fair value step-up for purchase accounting 0.4 0.5 Add: Share-Based Comp 0.6 0.6 Add: Accelerated Depreciation 0.1 0.1 Non-GAAP Gross Profit $56.5 $57.8 Non-GAAP Gross Margin 40.5% 36.5% In millions (except per share amounts) Q4 17 Q1 18 GAAP Basic EPS (0.18) (0.34) GAAP Diluted EPS (0.18) (0.34) GAAP Net Income (Loss) (8.5) (15.8) Add: Share-Based Comp 4.4 4.5 Add: Amortization 13.8 13.5 Add: Restructuring 2.1 2.5 Add: Acquisition Related 1.5 1.3 Add: Release of inventory fair value step-up for purchase accounting 0.4 0.5 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.3 0.3 Add: Non-Cash Interest Expense 2.8 2.9 Add: Tax Adjustment from GAAP to Non-GAAP (10.6) (0.5) Non-GAAP Net Income (Loss) 6.2 9.2 Non-GAAP Basic EPS 0.13 0.20 Non-GAAP Diluted EPS 0.13 0.20 In millions Q4 17 Q1 18 GAAP Net Income (Loss) $(8.5) $(15.8) Add: Share-Based Comp 4.4 4.5 Add: Amortization 13.8 13.5 Add: Restructuring 2.1 2.5 Add: Acquisition Related 1.5 1.3 Add: Release of inventory fair value step-up for purchase accounting 0.4 0.5 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.3 0.3 Add: Interest Expense 4.7 4.6 Subtract: Tax Benefit (11.3) (0.2) Non-GAAP Operating Income $7.5 $11.3

Q1 2018 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions (except per share amounts) GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $158.6 $158.6 Gross Profit 56.7 0.6 0.6 57.8 Gross Margin 35.7% 36.5% Research and Development 24.3 (1.0) 23.4 Selling, General, and Administrative and Other 26.2 (2.9) (0.2) 23.2 Net Income (Loss) $(15.8) 4.5 13.5 (7.0) $9.2 Income (Loss) Per Common Share: Basic $(0.34) $0.20 Diluted (0.34) 0.20 Weighted Average Number of Shares: Basic 47.0 47.0 Diluted 47.0 47.2 Other Non-GAAP Adjustments Restructuring 2.5 Acquisition Related 1.3 Release of inventory fair value step-up associated with the Ultratech purchase accounting 0.5 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.3 Non-Cash Interest Expense 2.9 Non-GAAP Tax Adjustment (0.5) Total Other (7.0) Note: Amounts may not calculate precisely due to rounding

Q2 2018 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions (except per share amounts) GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $145–$170 $145–$170 Gross Profit 47–58 1 — — 48–59 Gross Margin 33%–35% 33%–35% Net Income (Loss) $(21)–$(12) 4 14 4 $1–$10 Income (Loss) per Diluted Share $(0.45)–$(0.26) $0.01–$0.20 GAAP Net Income (Loss) $(21)–$(12) Share-Based Compensation 4 Amortization 14 Restructuring 1 Acquisition Related Expense 1 Interest Expense 5 Income Tax Expense (Benefit) (2) Non-GAAP Operating Income $2–$11 Non-GAAP Adjustments Note: Amounts may not calculate precisely due to rounding

2017 Recast Historical Financials Under ASC 606

Q1 2017			
In millions (except per share amounts)	As reported	Adjustments	As adjusted
Net Sales	$94.4	$0.1	$94.5
Cost of sales	60.2	(0.2)	60.0
Income tax expense (benefit)	(10.3)	(0.2)	(10.5)
Net Income (loss)	1.1	0.5	1.6
Diluted earnings (loss) per share	$0.03	$0.01	$0.04

Q2 2017			
In millions (except per share amounts)	As reported	Adjustments	As adjusted
Net Sales	$115.1	$(2.8)	$112.2
Cost of sales	76.3	-	76.4
Income tax expense (benefit)	(12.9)	(0.4)	(13.3)
Net Income (loss)	(18.4)	(2.4)	(20.8)
Diluted earnings (loss) per share	$(0.43)	$(0.06)	$(0.49)

Q3 2017			
In millions (except per share amounts)	As reported	Adjustments	As adjusted
Net Sales	$131.9	$(2.6)	$129.3
Cost of sales	78.8	-	78.8
Income tax expense (benefit)	(1.8)	(0.7)	(2.5)
Net Income (loss)	(21.9)	(1.9)	(23.7)
Diluted earnings (loss) per share	$(0.47)	$(0.04)	$(0.51)

Q4 2017			
In millions (except per share amounts)	As reported	Adjustments	As adjusted
Net Sales	$143.4	$(3.8)	$139.7
Cost of sales	85.1	(0.8)	84.3
Income tax expense (benefit)	(11.1)	(0.1)	(11.3)
Net Income (loss)	(5.6)	(2.9)	(8.5)
Diluted earnings (loss) per share	$(0.12)	$(0.06)	$(0.18)

Sales by Market					
In millions	Q1 '17	Q2 '17	Q3 '17	Q4 '17	CY 2017
Advanced Packaging, MEMS & RF Filters	$10.9	$21.8	$21.5	$13.2	$67.4
LED Lighting, Display & Compound Semi	55.2	54.3	57.6	81.5	248.6
Front-End Semiconductor	1.2	10.3	16.3	12.6	40.3
Scientific & Industrial	27.3	25.8	33.9	32.4	119.3
Total Sales	**$94.5**	**$112.2**	**$129.3**	**$139.7**	**$475.7**

Note: Amounts may not calculate precisely due to rounding. Prior period results have been recast to reflect the retrospective adoption of ASC 606.

22 | Q1 2018 Conference Call | © 2018 Veeco Instruments Inc.

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